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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October27, 2009

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

Research Frontiers Licensee Isoclima to
Exhibit Its Cromalite Brand
of SPD-SmartGlass at Vitrum 2009

On October 27, 2009, it was announced that Isoclima S.p.A., a licensee of Research Frontiers Inc. (Nasdaq: REFR) will exhibit its Cromalite(R) brand of SPD-SmartGlass(tm) at Vitrum 2009 being held from October 28-31, 2009 at the Fiera Milano Complex in Rho, Italy.

Vitrum 2009 is the international trade fair for machinery, equipment and systems for the processing of flat glass, hollow glass, and finished glass products. The most recent Vitrum trade fair in 2007 attracted more than 17,000 visitors from across the world. More information about Vitrum 2009 can be found at www.vitrum-milano.it.

Isoclima will feature a prototype back window for a luxury vehicle made with its Cromalite brand of SPD-SmartGlass. The large back window measures 1.4 by 0.85 meters (55 x 33 inches), is curved, and has a range of visible light transmission of approximately 1% to 50%.

'The Cromalite glass panels of today are much stronger and more durable than the Cromalite made by our company even just a year ago,' commented Dr. Alberto Bertolini, General Director of Isoclima. 'In addition to our work with customers in the automotive and marine markets, we are beginning now to offer Cromalite for architectural smart glass projects as well.'

Isoclima will exhibit Cromalite and other products at its booth located in Pavilion 15, Stand K01. More information about Isoclima can be found at www.isoclima.net.

SPD-Smart? products use patented SPD film technology developed by Research Frontiers. With the touch of a button or turn of a dial, users can instantly and precisely adjust the tint of windows, sunroofs, glass roof systems, skylights and other products. Automated adjustment of SPD-Smart products also is available using sensors or timing devices. SPD films can be combined with other glazing materials, such as materials used in armored glass, to meet a wide range of end-product requirements across many applications.

Customer and media inquiries can be directed to:

Isoclima S.p.A.
Michele Carletti
Tel. 39 0429 55788
mcarletti@finind.com

For further information about SPD-SmartGlass, or to arrange a visit to the Research Frontiers Design Center, please contact:

Research Frontiers Inc.
Gregory M. Sottile, Ph.D. - Director of Market Development
Info@SmartGlass.com
(516) 364-1902

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The above disclosure is available on the Company's
web site at www.SmartGlass.com and is expected to be available on other web sites as well.


This report may include statements that may constitute
"forward-looking" statements as referenced in the Private c
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the announcement referred to herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: October 27, 2009